Mexco Energy Corporation Reports Profitable First Quarter

MIDLAND, TX - 08/12/05 - Mexco Energy Corporation (AMEX: MXC) announced net income of $160,918, or $0.09 per diluted share, for the first quarter of fiscal 2006, up 57% from net income of $102,702, or $0.06 per diluted share in the first quarter of fiscal 2005. Operating revenues rose to $803,092 in the quarter, up 19% from $677,003 in the first quarter of fiscal 2005. The average sales price received of $6.62 Mcfe was up 26% from the $5.25 per Mcfe received in the first quarter of fiscal 2005.

Total operating expenses were $516,312 for the first quarter of fiscal 2006, compared to $515,749 for the first quarter of fiscal 2005. Included in operating expenses was a 19% increase in general and administrative expense. The increase in general and administrative expense was primarily attributable to consulting costs directly associated with the Company's Russian Venture.

The Company continues to focus its efforts on the acquisition of royalties in areas with significant development potential. For the three months ending June 30, 2005 revenues from oil and gas royalty interests accounted for approximately 26% of the Company's revenues, compared to approximately 23% for the first quarter of fiscal 2005.

The Company owns oil and gas properties in ten states, with the majority of its activity centered in West Texas. The Company plans to continue to focus its efforts to increase natural gas reserves, not only through the acquisition of royalties, but through exploration and development as well.

In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, Mexco Energy Corporation cautions that statements in this press release which are forward-looking and which provide other than historical information involve risks and uncertainties that may impact the Company's actual results of operations. Please see the Company's Form 10-K for the fiscal year ended March 31, 2005 for a more complete discussion of such risk factors.

For additional information, please contact:

Nicholas C. Taylor, CEO
Tammy L. McComic, CFO
432-682-1119

                    Mexco Energy Corporation and Subsidiaries
                           CONSOLIDATED BALANCE SHEETS

                                                               June 30,        March 31,
                                                                 2005            2005
                                                             ------------    ------------
                                                              (Unaudited)
ASSETS
     Current assets
       Cash and cash equivalents                             $     89,024    $     85,209
       Accounts receivable:
         Oil and gas sales                                        419,410         418,348
         Trade                                                      7,286          23,258
         Related parties                                            1,275           2,103
       Prepaid costs and expenses                                  35,215           7,362
                                                             ------------    ------------
           Total current assets                                   552,210         536,280

     Investment in GazTex, LLC                                    282,126         282,126

     Property and equipment, at cost
       Oil and gas properties, using the full cost method
         ($965,018 and $983,680 excluded from amortization
         as of June 30, 2005 and 2004, respectively)           18,547,694      18,376,974
       Other                                                       36,855          36,855
                                                             ------------    ------------
                                                               18,584,549      18,413,829
       Less accumulated depreciation,
         depletion, and amortization                           10,067,765       9,929,086
                                                             ------------    ------------
           Property and equipment, net                          8,516,784       8,484,743
                                                             ------------    ------------
                                                             $  9,351,120    $  9,303,149
                                                             ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
     Current liabilities
       Accounts payable - trade                              $    121,535    $    111,675
       Income tax payable                                          74,278          48,127
       Current portion of long-term debt                        1,815,000              --
                                                             ------------    ------------
         Total current liabilities                              2,010,813         159,802

     Long-term debt                                                  --         1,990,000
     Asset retirement obligation                                  364,884         374,506
     Deferred income tax liability                                740,713         715,284
     Minority interest                                             25,362          25,362
     Commitments and contingencies

     Stockholders' equity
       Preferred stock - $1.00 par value;
         10,000,000 shares authorized; none outstanding                --              --
       Common stock - $0.50 par value;
         40,000,000 shares authorized;
         1,766,566 shares issued                                  883,283         883,283
       Additional paid-in capital                               3,836,827       3,826,592
       Retained earnings                                        1,634,813       1,473,895
       Treasury stock, at cost (33,525 shares)                   (145,575)       (145,575)
                                                             ------------    ------------
     Total stockholders' equity                                 6,209,348       6,038,195
                                                             ------------    ------------
                                                             $  9,351,120    $  9,303,149
                                                             ============    ============

                    Mexco Energy Corporation and Subsidiaries
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                       For the Three Months Ended June 30,
                                   (Unaudited)

                                                       2005            2004
                                                   ------------    ------------
Operating revenues:
    Oil and gas                                    $    802,720    $    674,995
    Other                                                   372           2,008
                                                   ------------    ------------
       Total operating revenues                         803,092         677,003

Operating expenses:
    Production                                          176,445         191,738
    Accretion of asset retirement obligation              5,785           6,820
    Depreciation, depletion, and amortization           138,679         152,772
    General and administrative                          195,403         164,419
                                                   ------------    ------------
       Total operating expenses                         516,312         515,749
                                                   ------------    ------------

Operating profit                                        286,780         161,254

Other income (expense):
    Interest income                                         167              53
    Interest expense                                    (29,982)        (16,843)
                                                   ------------    ------------

       Net other expense                                (29,815)        (16,790)

Minority interest in loss of subsidiary                   3,824              --
                                                   ------------    ------------

Earnings before income taxes                            260,789         144,464

Income tax expense:
    Current                                              74,442          43,425
    Deferred                                             25,429          (1,663)
                                                   ------------    ------------
                                                         99,871          41,762
                                                   ------------    ------------

Net income                                         $    160,918    $    102,702
                                                   ============    ============

Net income per common share:

Basic:                                             $       0.09    $       0.06
Diluted:                                           $       0.09    $       0.06